This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our recently-announced transactions involving
Medmarc Insurance group and Independent Nevada Doctors Insurance Exchange as forward looking statements and direct your attention to our news releases issued on June 27, 2012 and our
Current Report on Form 8K, issued on June 28, 2012 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

ProAssurance General Update
We are the only pure-play, publicly-traded
healthcare professional liability (HCPL)
insurance company in America.

ProAssurance Corporate Profile
  Specialty liability insurance writer
  Primarily Healthcare Professional Liability (HCPL)
  Only pure play public company writing predominately
 HCPL
  Market Cap: ~$2.8 billion
  Shareholders’ Equity: $2.3 billion
  Total Assets: $5.0 billion
  Annualized dividend yield is 1.1% ($0.25/share/qtr.)
  Rated “A” by Fitch and A. M. Best

ProAssurance Corporate Profile
  Successfully adding business across the risk spectrum as the delivery of healthcare changes
  Distribution is Independent Agent (62%) and Direct (38%)
  Direct in Alabama, Florida and in all states for Podiatric business
  Dual distribution in DC, Texas and parts of Missouri
Q2 2012 Policyholders: ~68,700
2011 Gross Written Premium: $566 million

ProAssurance Geographic Profile
  Broad geographic diversification
  Locally-based decision-making differentiates ProAssurance by addressing each state’s unique medical/legal challenges

ProAssurance Footprint
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
(Birmingham)
2011 Market Share: Top Five
2011 Market Share: Top Five
2011 Market Share: Six-Ten
2011 Market Share: Six-Ten
Six Months Ended
June 30, 2012

Success Throughout the Insurance Cycle

Historical Book Value Per Share
Historical Stock Price
to 8/31/12
Inception to 6/30/12
CAGR: 16%
Cumulative:1926%
10 Year Summary (2002-2011)
CAGR: 16%
Cumulative: 342%

Our Commitment to Treated Fairly
  Unwavering dedication to the defense of
 non-meritorious lawsuits
  Allows our insureds the right to an unfettered defense of
 their claims where permitted by law
  Steadfast dedication to in-depth underwriting and
 adequate pricing
  An unsurpassed level of customer service
  Unquestioned financial strength consistently
 delivering value for insureds and shareholders

Today’s Healthcare Professional Liability Market
ProAssurance delivers an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company in an
evolving, competitive market

HCPL Stands Apart in Insurance
  HCPL claims may not be filed for years after an
 incident and may take years to resolve: Long-tail
  Personal lines are short tail
  Introduces long periods of uncertainty
  Loss trends may change expected severity from time of
 initial pricing
  Can be mitigated by the use of the claims-made policy form
  Can provide a false sense of security for start-ups and
 companies seeking to aggregate market share based on price
  Float can be meaningful
  HCPL claims are almost always lawsuits
  High cost to defend, even if you win

The HCPL Market Today
  Prolonged period of “benign profitability”
  Premiums levels remain well above levels of 2000
  Significant policyholder retention by all companies
 despite fierce competition
  No large commercial carriers have entered the market
 in a meaningful manned
  Significant barriers to entry in underwriting and claims
 handling
  Psychological barriers exist—failures in the past
  No Catastrophe exposure

The HCPL Market Today

The HCPL Market Today
  Changes in healthcare delivery are changing the
 underlying dynamics
  Physicians are combining into larger groups
  Physician practices are being brought into hospitals through purchase or affiliation
  Hospitals are combining into large networks requiring
 greater insurance expertise and greater financial security
  Larger companies with geographical reach and
 financial strength will have an advantage in attracting
 new business and continuing to consolidate

The HCPL Market Today
  Market remains fragmented even after two
 decades of consolidation
  More than 100 writers
  Largest market share is <8%
  100 companies have <1%

ProAssurance’s Standing in the Market
  ProAssurance is the largest independent
 publicly traded writer of HCPL insurance
  Fourth largest overall writer

DPW: SNL Data 2011

The Evolution of Healthcare and the HCPL Market
Our successful experience and deep expertise
uniquely qualify ProAssurance to insure the
widest range of healthcare risks

Healthcare Reform
  Known: More customers for us
  May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We have enhanced our ability to write new classes of
 business through acquisitions
  May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes

ProAssurance’s Evolving Strategy
  Shaped by a healthcare landscape that will
 change—with or without federal healthcare
 reform
  Enhancing our commitment to individual
 providers and small groups
  Expanding our hospital capabilities and
 commitment
  Building on two decades of hospital experience

ProAssurance’s Evolving Strategy
  Leverage our reach, expertise and financial
 strength with larger accounts
  Largest non-profit healthcare
 system in the US
  Now in Michigan, Florida,
 Indiana and Texas
  Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates incentive to reduce risk

*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148
Ascension Health’s Ministry Locations*

ProAssurance’s Evolving Strategy
  Joint physician/hospital insurance product:
 ProControlsm
  Addresses the unique risk tolerance and claims-
 handling expectation of each insured
  Physicians largely seek claims defense to protect their reputation
  Hospitals/facilities seek to protect their reputation in different ways
  Hospitals can set their risk tolerance with a full retention level, a consultative level and a full risk transfer level
  Pricing varies with risk and financial levels
  Broad interest in the market with several policies in
 force

ProAssurance’s Evolving Strategy
  Ongoing interest in alternative risk and self-
 insurance mechanisms
  Captive insurance and sophisticated risk sharing
 programs
  Risk Retention Groups for specific specialties or
 regions

ProAssurance’s Successful M&A Strategy
  Consolidation will continue and will remain episodic
  Fewer significant targets
  Remaining companies of size are in important strategic areas
  We prefer “health care centric” but will consider closely related liability lines
  Legal/regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  We do not “bet the company” on any transaction

Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

ProAssurance’s Successful M&A History

Original
Companies
  Purchased Company
  Demutualization
OHIC
HOSPITALS ONLY
2
1
1
1
1
1
1
1
1
3
4
4
1
4
  Renewal Rights
  Assumed Business
Proposed / Expected Close Prior to 1/1/13
2
2
†
2
3
1
3
3
1
SERTA

ProAssurance Operational Review
ProAssurance delivers an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company in an
evolving, competitive market

Underwriting for Profitability Not Market Share
  Underwriting process driven by individual risk
 selection and assessment of loss history, areas
 of practice, and location
  Rates contemplate specific ROE expectations
  Frequent rate/loss reviews ensure adequate prices
  Rate filings consider the results of the past five to
 seven years to ensure a single year does not unduly
 influence results
  Stringent underwriting standards maintain rate
 structure and enhance profitability

ProAssurance Business Outlook
  We ARE writing new business that we believe
 will meet our profitability goals
  Major competitors continue to be largely
 disciplined in pricing

Calendar Year Combined Ratio: ProAssurance Consistently Outperforms
ProAssurance Outperforms the Industry

Five Years: ProAssurance Average: 73.5% / Industry Average: 83.3%
Ten Years: ProAssurance Average: 94.2% / Industry Average: 106.3%
All Years: ProAssurance Average: 93.6% / Industry Average: 109.7%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

ProAssurance Pricing History
  Peak pricing was in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed the steady, manageable rise in severity
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) through 2012 will likely be low-to-mid single digits
MD/DO Rate Change History
PICA excluded to facilitate accurate comparisons over time

ProAssurance Retention Remains High
  Continued underwriting vigilance is being used today
 to ensure future success
  Market share is important, but NOT as important as
 profitability

Consistent Approach to Reserves
  Consistent reserving practices provide protection
 against a loss trend reversal and capital erosion
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE
 Acquired company data included at end of acquiring year

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected
 by many factors
  Societal perceptions of lawsuits
 against physicians
  Effects of the overall tort reform
 debate and headlines across the
 country
  Reforms enacted in some states
  Better quality of care reduces the
 number of medical misadventures

  Severity uptrend remains
 steady at 3%-4%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

New Claims Opened Each Year
Claims Trends Remain Favorable
  Fewer cases to try following significant decline in frequency
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform

ProAssurance Claims Tried to a Verdict

Differentiate Through Claims Defense
  We leverage our financial strength to gives our insureds the opportunity for an uncompromising defense of their claim
  Differentiates our product
  Provides long-term financial and marketing advantages
  Retains business and deters future lawsuits
  Increasingly important as claims data becomes public
  Malpractice outcomes now public in 26 states
ProAssurance: 78% No Paid Losses
Industry: 72% No Paid Losses
Source: Preliminary PIAA 2011
 Claim Trend Analysis,
 ProAssurance Excluded
Five Year Average
2007-2011
Source: ProAssurance,
 as reported to
 PIAA

The Ohio Example: 2005 - 2010 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/2010ClosedClaimReport.pdf
More Claims Closed With No Indemnity
More Claims Defended in Court
2x Lower Average Indemnity Payment per Closed Claim

The Bottom Line Benefits of Strong Defense
  Our ability and willingness to defend claims allows us
 to achieve better results

Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2006-2010)
Legal
Payments
Loss
Payments
64.3%
44.2%
61.5%
53.6%
41.6%
76.0%
36.8%
ProAssurance Stand Alone
Loss Ratio (2006-2011)
Calendar Year
24.7%

Malpractice Made Public
  Malpractice judgments/settlements now
 disclosed in 26 states
  Next: Public access to
 the National Practitioner
 Data Bank (NPDB)?
  Disciplinary actions
 now disclosed in
 all states
Board / Discipline
Board / Discipline / Med-Mal
Source: Federation of State Medical Boards National Clearinghouse and
 ProAssurance research

The Residual Cost of a Plaintiff Verdict
  Financial effects
  Higher MPL premiums
  May affect quality scoring under new payment regimes
  Credentialing implications
  Disclosure required when applying for licensing, privileges and treatment panels throughout their medical career
  Reputational damage
  May affect referrals
  Online disclosure can affect acquisition of new patients
  Emotional stress before, during and after
  Influences future treatment behavior and patient relationships

ProAssurance Performs
Delivering meaningful value for our shareholders

Committed to Effective Capital Management
  Balancing future needs with current market reality
  Dividend is currently $1.00/share/year
  Complements our prudent share repurchase program
  $321 million spent to repurchase 6.1 million shares since 2005
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value

Share Repurchase History

Steady Returns
  Long-term ROE target: 12% -14%

  Book Value per Share captures our focus on long-term
 excellence
  Increased every year we have been public
Focused on Book Value

Inception to 6/30/12
CAGR: 16%
Cumulative:1926%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 342%
Historical Book Value Per Share

Driving Share Prices Higher

Historical Share Price
Inception to 8/31/2012
CAGR: 15%
Cumulative: 1606%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 280%

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Sustaining book value growth
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn
Current Prices Continue to Offer a Compelling Buying Opportunity
Current Price to Q2 2012 Book: 1.2x Average Since Inception: 1.4x

ProAssurance Transaction Discussion
On June 27, 2012 we announced two proposed acquisitions
Medmarc will broaden our product offerings and capabilities
in protecting the delivery of healthcare
Independent Nevada Doctors Insurance Exchange (IND)
will make ProAssurance the leading
medical professional liability writer in Nevada

Two Announced Transactions

  A leading products
 liability writer in
 medical technology
 and life sciences
  Meaningful legal
 professional liability
 book
  IND is the leading
 medical professional
 liability writer in
 Nevada

Medmarc Details
  Founded in 1979 by the
 medical technology and
 life science industry
  Proven legal professional liability book
  Management will remain in place at corporate
 offices in Virginia
  Transaction value: $154 million in cash
   $146.2 direct payments to eligible members
   $7.5 million in future premium credits

Medmarc Metrics
Top Five States by Direct Written Premium (2011)
California	$5.8 mil (14%)
Florida	$5.3 mil (13%)
Texas	$4.4 mil (10%)
Massachusetts	$3.8 mil (6%)
New Jersey	$2.0 mil (5%)

Data Sources: Medmarc Insurance Group, SNL Financial, A. M. Best
Full statutory financial information:
www.medmarc.com/About-Us/Pages/Statutory-Statements.aspx
2011 Policyholder Breakdown
MedTech / LfSci	958
Legal Professional	2,535

  Experienced board of directors and management team
  Strong surplus position relative to business written
  Profitable operations
  Conservative business philosophy
  Strategic relationship with AdvaMed
  Leading medical technology trade association
  Valuable life sciences brand developed over 32-year
 history:
  Relationships with over 1,000 leading medical
 technology companies
  Relationships with more than 380 brokers who control
 the life sciences business
  National defense attorney network comprising 340
 attorneys/firms domestically and internationally
  Recognized Web-based thought leadership
  16-year strategic alliance with The Hartford to insure
 other exposures for insureds
  Established lawyers’ professional liability program
Medmarc Strengths
ProAssurance Answers Challenges for Medmarc
  ProAssurance balance sheet strength will ensure
 Medmarc’s financial credibility
  Will allow Medmarc to again offer competitive
 limits
  ProAssurance will extend its “A” (Excellent) rating to
 Medmarc to reassure brokers
  Financial strength and higher rating may allow
 Medmarc to recapture business it lost due to tighter
 self-imposed underwriting guidelines
  Combined organization will have greater standing with
 reinsurers

Transaction Analysis

  Buying at a discount to tangible book value
  Will increase ProAssurance book value per share
  Experienced management team has committed to
 ProAssurance
  ProAssurance adds
  Broader product offerings and capabilities in
 protecting the delivery of healthcare
  Expertise in medically-focused product liability
  A recognizable brand
  Premium growth at a reasonable price
  Strengthens ties with shared brokers and creates new
 relationships with desirable brokers
  Adds another strategic alliance as we gain name
 recognition outside legacy MPL business
  Adds significant scale to our lawyers’ professional
 liability program
  Little or no overlap in key LPL states
Advantages ProAssurance Gains from Medmarc

Medmarc Profitability Drives Surplus Growth
  Surplus at highest level in company history

  Significantly reduced exposure to accounts with sales greater than $100 million (2011)
Recent Events at Medmarc

IND Details
  Founded in 2006 by
 Nevada physicians
  Proven history
  Gained market leadership without competing on price
  Solid customer service philosophy mirrors
 ProAssurance
  ProAssurance and IND will combine offices in
 Las Vegas
  Transaction value not material to ProAssurance

IND Metrics
Pro Forma Nevada Market Share
ProAssurance + IND	$21.8 mil
NORCAL Mutual	$10.8 mil
Nevada Mutual	$10.5 mil
Premier Physicians	$7.2 mil
Fairfax Financial	$6.6 mil
Total Market	$85.6 mil
2011 Direct Written Premium

	12/31/2011	12/31/2010	12/31/2009
Total Assets	$ 51.8	$ 50.6	$ 47.2
Loss & LAE Reserves	$ 22.8	$ 25.6	$ 25.5
Surplus (Equity)	$ 19.7	$ 16.4	$ 13.7
Balance Sheet Highlights (STAT data in millions)
	2011	2010	2009
Combined Ratio	57.0%	81.9%	94.2%
Combined Ratio (STAT Data)
Source: IND
Full statutory financial information:
www.ind-insurance.com/documents-and-downloads
	12/31/2011	12/31/2010	12/31/2009
Gross Premiums Written	$ 12.1	$ 12.6	$ 11.5
Net Income	$ 3.9	$ 2.4	$ 1.3
2009-2011 Income Statement Highlights (STAT data in millions)
2011 Actual Direct Written Premium
IND	$12.1 mil
NORCAL Mutual	$10.8 mil
Nevada Mutual	$10.5 mil
ProAssurance	$9.7 mil
Premier Physicians	$7.2 mil
	2011	2010	2009
Policyholders	603	565	520
Policyholders at each year-end
Source; SNL Financial, Total MPL Premium for Nevada

  Recognized leader in Nevada
  Conservative operating philosophy
  Physician-founded
  Corporate culture values high levels of customer
 service
  Strong brand recognition
  Strong surplus position relative to business written
  Proven, profitability
IND Strengths
  Experienced management team has committed to
 ProAssurance
  Deepens market share in a state with proven
 profitability
  Increased recognition as a brand leader
Advantages ProAssurance Gains from IND
ProAssurance Answers Challenges for IND
  Additional balance sheet strength
  ProAssurance will extend its “A” (Excellent) rating to
 IND
  Ability to address emerging needs of new account
 types:
  Large groups
  Multi-state groups
  Hospitals, clinic, health systems
  Seamless integration into ProAssurance reinsurance
 program will address issues surrounding the cost of
 reinsurance

ProForma Premiums / Policyholders
2011 Actual PRA GPW: $566 million
2011 ProForma GPW: $619 million
2011 Actual Policyholders: ~71,500
2011 ProForma Policyholders: ~75,500
ProForma: ProAssurance + Medmarc + IND

Next Steps

  State regulatory approval of Plans of Conversion
  Approval of eligible policyholders/members
  HSR approval
  Expected closings by January 1, 2013

Investment Portfolio Detail
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

ProAssurance: Investment Profile

$4.1 Billion Overall Portfolio
$3.7 Billion Fixed Income Portfolio
  Average duration: 3.8 years
  Average tax-equivalent Income yield: 4.5%
  Investment grade: 95%
  Weighted average: AA-
6/30/12
  Key portfolio actions in Q2 2012
  Added dividend-paying equities
  Added to high yield investments
  $89.3 million tax credit portfolio not reflected in
 investment income—provides approximately
 $10.5 million in tax credits and $8 million in
 deductions in 2012.
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

ProAssurance Portfolio Detail: Asset Backed

6/30/12
Subject to Rounding
Asset Backed: $641 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
Key CMBS Details Provided on Following Page
Sub-Prime: $7.8 mil Market Value (AFS)
 $0.9 mil net unrealized loss

ProAssurance Portfolio Detail: CMBS
 $74.2 million Fair Value in non-agency CMBS
  Book Value: $68.7 million (2% of fixed income portfolio)
 We have experienced no losses on our CMBS positions

6/30/12

ProAssurance Portfolio Detail: Municipals

Municipals: $1.2 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
6/30/12

ProAssurance Portfolio Detail: Equities & Other

Equities & Other: $290 Million
6/30/12

ProAssurance Portfolio Detail: Corporate

Corporates: $1.4 Billion
Weighted Average Rating: A-
6/30/12

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $303 Million
Short Term: $168 Million
BOLI: $54 Million
6/30/12

Additional Financial Data

Management is Experienced & Invested
  Effective senior management remains in place—13 years average tenure
  Average ProAssurance tenure through the VP level is 16 years, with an average of 25 years industry experience
  Management and employees are invested, owning ~4% of ProAssurance stock

W. Stancil Starnes, JD
Chairman & Chief Executive Officer
Company Tenure: 5 Years
Prior MPL Experience: 29 Years
Total Industry & Related Experience: 34 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, JD, CPCU
Vice-Chairman
Company Tenure: 27 Years
Prior MPL Experience: 5 Years
Total Industry & Related Experience: 32Years
Formerly in the private practice of corporate law. President of
Professionals Group, prior to formation of ProAssurance.

Ross E. Taubman, DPM
President of PICA
Company Tenure: 1 Year
Prior MPL Experience: -
Total Industry & Related Experience: 27 Years
Formerly in the private practice of podiatry . Leader in
organized podiatric medicine; former president and Trustee of the American Podiatric Medical Association.

Jeffrey L. Bowlby, ARM
Sr. Vice-President & Chief Marketing Office
Company Tenure: 14 Years
Prior MPL Experience: -
Total Industry & Related Experience: 28 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, ACAS
Sr. Vice-President & Chief Underwriting Officer
Company Tenure: 16 Years
Prior MPL Experience: 16 Years
Total Industry & Related Experience: 32 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, JD
Sr. Vice-President, General Counsel & Secretary
Company Tenure: 11 Years
Prior MPL Experience: -
Total Industry & Related Experience: 11 Years
Formerly in the private practice of law.

Duncan Y. Manley
Vice-President, Operations and Information Systems
Company Tenure: 12 Years
Prior MPL Experience: 7 Years
Total Industry & Related Experience: 19 Years
Career-long experience in MPL company operations as an
executive and consultant.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
Company Tenure: 25 Years
Prior MPL Experience: -
Total Industry & Related Experience: 25 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
Company Tenure: 8 Years
Prior MPL Experience: -
Total Industry & Related Experience: 20 Years
Career-long experience in insurance finance and accounting.
Most recently Chief Accounting Officer for Partner Re.

Darryl K. Thomas, JD
Sr. Vice-President & Chief Claims Officer
Company Tenure: 17 Years
Prior MPL Experience: 10 Years
Total Industry & Related Experience: 27 Years
Career-long experience in MPL claims management.

Hayes V. Whiteside, MD, FACS
Sr. Vice-President & Chief Medical Officer
Company Tenure: 9 Years
Prior MPL Experience: -
Total Industry & Related Experience: 298 Years
Formerly in the private practice of Urology.

Adam P. Wilczek
Sr. Vice-President & Chief Operating Officer of PICA
Company Tenure: 16 Years
Prior MPL Experience: 20 Years
Total Industry & Related Experience: 36 Years
Former executive with Medical Inter-Insurance Exchange
(MIIX) and Chubb.

Q2 2012 Financial Highlights

in thousands, except per share data

  Prepared for an improving market
Conservative Use of Debt / Low Leverage
  Q2 2012: Low Debt to Cap Ratio
  No strain on cash flow
  ProForma Q3 2012: No debt

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
 *

 Annualized 2012 premium
 for presentation purposes
 only. Specifically disclaimed
 as a projection of premiums

  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
The Yield Trap
Revised to reflect yields at 12/31/11

Long-Term Financial Strength Sets Us Apart
 Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
81% Increase Since 12/31/07
Total Assets

Net Investment Income
Net Premiums Written
($ in millions. Excludes discontinued operations)
Net Income
Operating Income1

1  Excludes the after-tax effects of net realized gains or losses, and, in 2012, the effect of
 $714,000 in confidential settlements that do not reflect normal operating results
YTD = Six months ended June 30th each period

Capital Growth: 2007-2012 YTD

in $000’s except total equity (000,000’s)